Exhibit 3.359

Delaware	Page 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “INSIGHT PHONE OF KENTUCKY, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE TWENTY-EIGHTH DAY OF MARCH, A.D. 2001, AT 1 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “AT&T BROADBAND PHONE OF KENTUCKY, LLC” TO “COMCAST PHONE OF KENTUCKY, LLC”, FILED THE NINETEENTH DAY OF NOVEMBER, A.D. 2002, AT 8:30 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, CHANGING ITS NAME FROM “COMCAST PHONE OF KENTUCKY, LLC” TO “AT&T BROADBAND PHONE OF KENTUCKY, LLC”, FILED THE TWENTY-SECOND DAY OF JANUARY, A.D. 2003, AT 3 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “AT&T BROADBAND PHONE OF KENTUCKY, LLC” TO “INSIGHT PHONE OF KENTUCKY, LLC”, FILED THE TWENTY-NINTH DAY OF NOVEMBER, A.D. 2004, AT 1:01 O’CLOCK P.M.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
3374234 8100H SR# 20165696576	Authentication: 202954309 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 2

CERTIFICATE OF AMENDMENT, FILED THE EIGHTH DAY OF FEBRUARY, A.D. 2005, AT 5:07 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “INSIGHT PHONE OF KENTUCKY, LLC”.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
3374234 8100H SR# 20165696576	Authentication: 202954309 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:56 PM 03/28/2001
010153174 – 3374234

CERTIFICATE OF FORMATION

OF

AT&T Broadband Phone of Kentucky, LLC

This Certificate of Formation of AT&T Broadband Phone of Kentucky, LLC (the “Company”), dated March 28, 2001 is being duly executed and filed by Steven Garfinkel, as an authorized person, to form a limited liability company under the Delaware Limited Liability Act (6 Del. C. §18-201, et seq.).

FIRST. The name of the limited liability company is AT&T Broadband Phone of Kentucky, LLC.

SECOND. The address of the registered office of the Company in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.

THIRD. The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801.

FOURTH. This Certificate of Formation shall be effective on the date of filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of AT&T Broadband Phone of Kentucky, LLC this 28th day of March, 2001.

By:	/s/ Steven Garfinkel
Steven Garfinkel
Authorized Person

CERTIFICATE OF AMENDMENT

OF

AT&T Broadband Phone of Kentucky, LLC

1. The name of the limited liability company is AT&T Broadband Phone of Kentucky, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended to change the name and registered agent and office as follows:

1. The name of the limited liability company is Comcast Phone of Kentucky, LLC

2. The registered office of the limited liability company in the state of Delaware is 1201 North Market Street, #1405, in the City of Wilmington, County of New Castle.

The registered agent of the limited liability company is Comcast Capital Corporation, the business address of that is identical to the aforementioned registered office.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of AT&T Broadband Phone of Kentucky, LLC this 18th day of November, 2002.

By:	/s/ William E. Dordelman
William E. Dordelman, Vice President/
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 08:30 AM 11/19/2002
020710663 – 3374234

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 01/22/2003
030045842 – 3374234

CORRECTED CERTIFICATE OF AMENDMENT OF LIMITED LIABILITY COMPANY

1.	The name of the limited liability company is Comcast Phone of Kentucky, LLC.

2.	A certificate of Amendment was filed by the Secretary of State of Delaware on November 19, 2002 that requires correction as permitted by Section 18-211 of the Delaware Limited Liability Company Act.

3.	The inaccuracy or defect of the Certificate to be corrected is as follows: The name of the Limited Liability Company was inadvertently changed in the filing of the Certificate of Amendment.

4.	The Certificate of Amendment is hereby corrected to read in its entirety as follows:

CERTIFICATE OF AMENDMENT

OF

AT&T Broadband Phone of Kentucky, LLC

Article 2 of the Certificate of Formation is amended to read as follows:

2.	The registered office of the limited liability company in the state of Delaware is 1201 North Market Street, #1405, in the City of Wilmington, County of New Castle.

The registered agent of the limited liability company is Comcast Capital Corporation, the business address of that is identical to the aforementioned registered office.

By:	/s/ William E. Dordelman
Authorized Person

William E. Dordelman
Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

AT&T BROADBAND PHONE OF KENTUCKY, LLC

It is hereby certified that:

1. The name of the limited liability company is AT&T Broadband Phone of Kentucky, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended by striking out Article FIRST thereof and substituting in lieu of said Article FIRST the following new Article FIRST:

“FIRST: The name of the limited liability company is Insight Phone of Kentucky, LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Formation of AT&T Broadband Phone of Kentucky, LLC this 29th day of November, 2004.

AT&T Broadband Phone of Kentucky, LLC

By:	/s/ Arthur R. Block
Arthur R. Block, Senior Vice President
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:01 PM 11/29/2004
FILED 01:01 PM 11/29/2004
SRV 040852985 – 3374234 FILE

State of Delaware - Division of Corporations
FAX	DOCUMENT FILING SHEET

Priority 1 (One hr)	Priority 2 (Two Hr.)	Priority 3 (Same Day)	Priority 4 (24 Hour)	Priority 5 (Must Approval)	Priority 6 (Reg. Approval)	Priority 7 (Reg. Work)

DATE SUBMITTED	2/8/2005
REQUESTOR NAME	The Corporation Trust Company	FILE DATE	2/8/2005
ADDRESS	Wilmington/	FILE TIME	17:07

ATTN.	DAN MURPHY
PHONE	866-261-9756

NAME of COMPANY/ENTITY	INSIGHT PHONE OF KENTUCKY, LLC

050104063	3374234
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE OF DOCUMENT AMENDMENT (COA)	DOCUMENT CODE 18-202

CHANGE of NAME CHANGE of AGENT/OFFICE XXXX CHANGE OF STOCK

TO CT

CORPORATIONS
FRANCHISE TAX YEAR	$

FILING FEE TAX	$

RECEIVING & INDEXING	$

CERTIFIED COPIES NO.	$

SPECIAL SERVICES	$

KENT COUNTY RECORDER	$

NEW CASTLE COUNTY RECORDER	$

SUSSEX COUNTY RECORDER	$

TOTAL	$

METHOD of RETURN
MESSENGER/PICKUP
FED. EXPRESS Acct.#
REGULAR MAIL
FAX No.
OTHER

SUBMITTED TO HOLD DATE

COMMENTS/FILING INSTRUCTIONS
PLEASE - SUSPEND TO CUSTOMER SERVICE - AGENT NAME IS INCORRECT IN ARTICLE 2

SODDFS5 04-01-03
CREDIT CARD CHARGES
You have my authorization to charge my credit card for this service: - - - Exp. Date Signature Printed Name

AGENT USE ONLY	INSTRUCTIONS
	1. 2.	Fully shade in the required Priority square using a dark pencil or marker, staying within the square. Each request must be submitted as a separate item, with its own Filing sheet is the FIRST PAGE.
TO CT – FROM COMCAST CAPITAL CORP (9237367)
*1098269702

FROM CORPORATION TRUST WILM. TEAM #2	(THU) 2. 10’05 10:35/ST. 10:34/NO. 4863796149 P 3

STATE OF DELAWAE

CERTIFICATE OF AMENDMENT

1. The name of the limited liability company is Insight Phone of Kentucky, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows: Strike out the statement relating to the limited liability company’s registered office and registered agent and substitute in lieu of the following statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, DE 19801.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on the 3rd day of February, A.D. 2005.

/s/ Elliot Brecher
Senior VP and General Counsel

DE084 - 2/12/2002 C T System Online	State of Delaware Secretary of State Division of Corporations Delivered 05:37 PM 02/08/2005 FILED 05:07 PM 02/08/2005 SRV 050104063 – 3374234 FILE